ICAP FUNDS, INC.

Supplement dated May 1, 2009 (“Supplement”)
to the Prospectus dated March 2, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay ICAP Funds.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the MainStay Group of Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.           For each Fund, in the section entitled “Investment Process,” the last paragraph on pages 7, 14, 21 and 26 is deleted and replaced with the following:

“The Fund may invest in options and futures transactions, sometimes referred to as derivative transactions.”

2.           In the section entitled “More About Investment Strategies and Risks” beginning on page 32, under the sub-heading entitled “Options and Futures Transactions” on page 33, the first sentence is revised to read as follows:

“The Funds may invest in options and futures transactions, sometimes referred to as derivative transactions.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

 ICAP FUNDS, INC.

Supplement dated May 1, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for MainStay ICAP Funds.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the MainStay Group of Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting held on April 8, 2009, the Board of Directors of ICAP Funds, Inc. (the “Board”) took action to revise the non-fundamental investment restrictions of ICAP Funds, Inc. by removing certain restrictions and adding one new restriction, as described below.  These changes are not intended to affect the manner in which any of the Funds are managed.

1.           The section entitled “Investment Policies: Fundamental and Non-Fundamental” beginning on page 1 of the SAI is hereby revised to delete the following non-fundamental investment restrictions on page 3:

1.
Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.	Invest in illiquid securities if, as a result of such investment, more than 5% of the Fund's net assets would be invested in illiquid securities.
4.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
5.
Enter into option contracts or futures contracts (including options on futures contracts) or forward foreign currency exchange contracts (with respect to the MainStay ICAP Global Fund and MainStay ICAP International Fund only) if more than 30% of the Fund's net assets would be represented by such contracts.

6.	Enter into futures contracts or options on futures contracts if more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on such contracts.
7.	Purchase securities when borrowings exceed 5% of its total assets.

This section is further revised to add the following restriction:

•	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.           The Board’s determination to revise the non-fundamental investment restrictions as stated above requires certain corresponding revisions to be made to other sections of the SAI, as described below.  For example, as a result of the deletion of non-fundamental investment restriction 3, which limited the Funds’ investments in illiquid securities to 5% of net assets, the Funds now will be subject to a 15% limitation on investments in illiquid securities under applicable legal and regulatory requirements.  Therefore, all references to a 5% limitation on illiquid securities are revised to refer to a 15% limitation.  In addition, certain changes are required to account for the deletions of non-fundamental investment restrictions 5 and 7.  Accordingly, the following revisions are hereby made to the SAI:

a.	On page 1, the following sentence is added to the end of the second paragraph of the section entitled Investment Policies: Fundamental and Non-Fundamental”:

With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

b.	The Section entitled “Implementation of Investment Objectives” is revised as follows:

•	Under the sub-heading entitled “In General” on page 4, the reference to investments of more than 5% of a Fund’s net assets in illiquid securities is removed.

•	Under the sub-heading entitled “Borrowing” on page 4, the statement in the first sentence that a Fund may not purchase securities when its borrowings exceed 5% of its total assets is deleted.

•
Under the sub-heading entitled “Cash Equivalents” beginning on page 4, in the paragraph entitled “Certificates of Deposit” on page 5, the reference to a 5% restriction on investments in illiquid securities is revised to refer to a 15% restriction.

•
Under the sub-heading entitled “Derivative Instruments” on page 6, the first sentence of the paragraph entitled “In General,” which refers to investments of up to 30% of a Fund's net assets in derivatives, is deleted.

•
Under the sub-heading entitled “Foreign Currency Hedging Transactions” on page 12, the last sentence of the third paragraph, which restricts the MainStay ICAP Global Fund and MainStay ICAP International Fund from entering into certain derivatives if more than 30% of their respective net assets are committed to such instruments, is deleted.

•	Under the sub-heading entitled “Illiquid Securities” on page 13, in the first sentence, the reference to a 5% limitation on investments in illiquid securities is revised to refer to a 15% limitation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.